American Skandia Trust
    Supplement dated March 22, 1999 to the Prospectus dated December 31, 1998

                   AST Putnam Value Growth & Income Portfolio
                    AST Putnam International Equity Portfolio
                          AST Putnam Balanced Portfolio

         Putnam Investment Management, Inc. has resigned as Sub-advisor to the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio and the AST Putnam Balanced Portfolio (the "Portfolios"). The resignation is expected to take effect on or about May 3, 1999. American Skandia Investment Services, Incorporated ("ASISI"), the Portfolios' investment manager, is currently making arrangements with other investment management organizations to manage the assets of the Portfolios commencing May 3, subject to the approval of the Trust's Board of Trustees. Information about these new sub-advisors and any changes in the Portfolios' investment programs resulting from their appointment will be included in the Trust's revised prospectus to be dated May 1, 1999. It is expected that special meetings of the shareholders of each Portfolio will be held prior to September 30, 1999 for the purpose of approving the new sub-advisory agreements.